SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF
WELLS FARGO SPECIALTY FUNDS
Wells Fargo Specialized Technology Fund

                Effective immediately, the Management Fee table in the section “Manager and Other Service Providers – Manager and Class-Level Administrator” is amended with the following:

Fund		Management Fee
Specialized Technology Fund	First $500 million	0.880%
	Next $500 million	0.875%
	Next $1 billion	0.850%
	Next $2 billion	0.825%
	Next $1 billion	0.80%
	Next $5 billion	0.79%
	Over $10 billion	0.78%

Effective immediately, the Sub-Adviser Fee table in the section “Manager and Other Service Providers – Sub-Advisers” is amended with the following:

Fund	Sub-Adviser	Fee
Specialized Technology Fund	AllianzGI U.S	First $50 million	0.800%
		Next $50 million	0.600%
		Over $100 million	0.550%

November 29, 2017